EXHIBIT 10.2



            AMENDMENT NO. 1 TO EXECUTIVE CONTINUITY AGREEMENT BETWEEN
                          TRIGON INSURANCE COMPANY AND
                              THOMAS G. SNEAD, JR.

               This Amendment No. 1 to the Executive Continuity Agreement dated as of September 16, 1998 between Trigon Insurance Company (the "Company") and Thomas G. Snead, Jr. ("Executive"), is made as of this 19th day of May 1999.


                                    RECITALS

               The Company and Executive are parties to an Executive Continuity Agreement made as of September 16, 1998 (the "Executive Continuity Agreement") and desire to amend the Executive Continuity Agreement in the manner hereinafter set forth.

               NOW THEREFORE, in consideration of the premises, the parties agree as follows:

            1. Paragraph 8.2 of the Executive  Continuity  Agreement is hereby deleted and the following is  substituted in its place:


         8.2 Coordination with Employment Agreement. Executive and the Company are parties to an Employment Agreement dated as of May 19, 1999 as the same may from time to time be amended (the "Employment Agreement"). If a Compensable Termination occurs, then the Employment Agreement shall be terminated and cancelled effective as of the date on which Executive's employment terminates, and neither party to the Employment
               Agreement shall  have  any  obligation   thereunder to the other.
               If  Executive's   employment terminates under  circumstances that
               do not constitute a Compensable Termination, then the Employment Agreement shall remain in full force and effect.

           2. Except to the extent provided in this Amendment No. 1, the Executive Continuity Agreement shall remain in full force and effect.
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                  IN WITNESS  WHEREOF,  the parties have duly executed this
Amendment  No. 1 as of the day and year first above written.

                                             TRIGON INSURANCE COMPANY



                                    By:      -----------------------------------
                                             Jackie M. Ward, Chairperson
                                             Human Resources, Compensation and
                                             Employee Benefits Committee



                                             -----------------------------------
                                                       THOMAS G. SNEAD, JR.